UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________________
FORM 8-K
_________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 20, 2025
Commission file number: 001-39898
_________________________________
Driven Brands Holdings Inc.
(Exact name of Registrant as specified in its charter)
_________________________________

Delaware
(State or other jurisdiction of incorporation or organization)

139898
(Commission File Number)

47-3595252
(I.R.S. Employer Identification No.)

440 South Church Street, Suite 700
Charlotte, North Carolina
(Address of principal executive offices)

28202
(Zip Code)
(704) 377-8855
(Registrant’s Telephone Number, Including Area Code)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class
Common Stock, $0.01 par value

Trading Symbol
DRVN

Name of each exchange on which registered
The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
2025-1 Senior Notes
On October 20, 2025 (the “Closing Date”), Driven Brands Funding, LLC and Driven Brands Canada Funding Corporation (together, the “Co-Issuers”, and each a wholly-owned subsidiary of Driven Brands Holdings Inc. (the “Company”)), issued $500 million of Series 2025-1 5.296% Fixed Rate Senior Secured Notes, Class A-2 (the “2025-1 Class A-2 Senior Notes”). The 2025-1 Class A-2 Senior Notes have an anticipated repayment date in October 2030, with accrued interest and, if applicable, amortizing principal paid quarterly, and a final legal maturity date in October 2055.
The 2025-1 Class A-2 Senior Notes are secured by substantially all assets of the Co-Issuers and are guaranteed by the Securitization Entities (as defined in the Amended Base Indenture). The 2025-1 Class A-2 Senior Notes were issued pursuant to the Amended Base Indenture (as defined below) and a series supplement to the Amended Base Indenture dated as of the Closing Date (the “Series 2025-1 Supplement”).
The foregoing description of the Series 2025-1 Supplement is qualified in its entirety by reference to the full text of the Series 2025-1 Supplement, which is incorporated herein by reference to Exhibit 4.1 to this Current Report on Form 8-K.
Second Amended and Restated Indenture
On October 20, 2025, the Co-Issuers entered into the Second Amended and Restated Indenture (the “Amended Base Indenture”), which amended and restated the Amended and Restated Base Indenture, dated as of April 24, 2018 (as amended by Amendment No. 1 to the Base Indenture, dated as of March 19, 2019, Amendment No. 2 to the Base Indenture, dated as of June 15, 2019, Amendment No. 3 to the Base Indenture, dated as of September 17, 2019, Amendment No. 4 to the Base Indenture, dated as of July 6, 2020, Amendment No. 5 to the Base Indenture, dated as of December 14, 2020, Amendment No. 6 to the Base Indenture, dated as of March 30, 2021, Amendment No. 7 to the Base Indenture, dated as of March 30, 2021, Amendment No. 8 to the Base Indenture, dated as of September 29, 2021, Amendment No. 9 to the Base Indenture, dated as of October 5, 2022, Amendment No. 10 to the Base Indenture, dated as of July 3, 2024, Amendment No. 11 to the Base Indenture, dated as of July 29, 2024, and Amendment No. 12 to the Base Indenture, dated as of September 5, 2025) (the Amended and Restated Base Indenture, as so amended, the “Prior Base Indenture”).
The Second Amended and Restated Indenture amended the Prior Base Indenture by (i) amending certain requirements regarding the leverage ratio of the company to allow for permitted refinancing of existing indebtedness, (ii) amending provisions regarding payments to the Back-Up Manager, (iii) amending the provisions regarding merger of securitization entities to allow for the merger of Canadian securitization entities with and into other Canadian securitization entities, (iv) amending the definition of GAAP and certain definitions related to permitted brand dispositions and (v) including certain technical amendments.
The foregoing description of the Second Amended and Restated Indenture is qualified in its entirety by reference to the full text of Second Amended and Restated Indenture, which is incorporated herein by reference to Exhibit 4.2 to this Current Report on Form 8-K.
Second Amended and Restated Management Agreement
On October 20, 2025, Driven Brands Funding, LLC, Driven Funding Holdco, LLC, certain subsidiaries of Driven Brands Funding, LLC party thereto, Take 5 LLC, Take 5 Oil Change, LLC, Driven Brands, Inc., as manager, and Citibank, N.A., as trustee, entered into the Second Amended and Restated Management Agreement (the “Second A&R U.S. Management Agreement”), which amended and restated the Amended and Restated Management Agreement, dated as of April 24, 2018 (as amended by the Amendment and Joinder to Management Agreement, dated as of October 4, 2019, the Amendment and Joinder to the Amended and Restated Management Agreement, dated as of July 6, 2020, Amendment No. 3 to the Amended and Restated Management Agreement, dated as of March 30, 2021, Amendment No. 4 to the Amended and Restated Management Agreement, dated as of September 29, 2021, and Amendment No. 5 to the Amended and Restated Management Agreement, dated as of October 5, 2022) (the Amended and Restated Management Agreement, as so amended, the “Prior U.S. Management Agreement”).
The Second A&R U.S. Management Agreement amended the Prior U.S. Management Agreement by (i) amending the Driven Brands Specified Non-Securitization Debt Cap to allow for the incurrence of additional debt in connection with a permitted refinancing of existing indebtedness and, when certain conditions are met, to increase the leverage cap, (ii) making other amendments consistent with and in furtherance of the amendments made in the Second Amended and Restated Indenture and (iii) including certain technical amendments.
The foregoing description of the Second A&R U.S. Management Agreement is qualified in its entirety by reference to the full text of Second A&R U.S. Management Agreement, which is incorporated herein by reference to Exhibit 10.1 to this Current Report on Form 8-K.
Amended and Restated Canadian Management Agreement
On October 20, 2025, Driven Brands Canada Funding Corporation, Driven Canada Funding HoldCo Corporation, certain subsidiaries of Driven Canada Funding Corporation party thereto, Driven Brands Canada Shared Services Inc., as manager, and Citibank, N.A., as trustee, entered into the Amended and Restated Canadian Management Agreement (the “A&R Canadian Management Agreement”), which amended and restated the Canadian Management Agreement, dated as of July 6, 2020 (as amended by Amendment No. 1 to Canadian Management Agreement, dated as of March 30, 2021, Amendment No. 2 to Canadian Management Agreement, dated as of September 29, 2021, and Amendment No. 3 to Canadian Management Agreement, dated as of October 5, 2022) (the Canadian Management Agreement, as so amended, the “Prior Canadian Management Agreement”).
The A&R Canadian Management Agreement amended the Prior Canadian Management Agreement by (i) amending the Driven Brands Specified Non-Securitization Debt Cap to allow for the incurrence of additional debt in connection with a permitted refinancing of existing indebtedness and, when certain conditions are met, to increase the leverage cap, (ii) making other amendments consistent with and in furtherance of the amendments made in the Second Amended and Restated Indenture and (iii) including certain technical amendments.
The foregoing description of the A&R Canadian Management Agreement is qualified in its entirety by reference to the full text of A&R Canadian Management Agreement, which is incorporated herein by reference to Exhibit 10.2 to this Current Report on Form 8-K.
Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information contained under Item 1.01 above is hereby incorporated by reference into this Item 2.03.
Item 7.01 Regulation FD Disclosure.
On October 20, 2025, the Company issued a press release describing certain of the matters contained in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference herein.
The information provided pursuant to this Item 7.01 is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings. The filing of this Item 7.01 of this Current Report on Form 8-K (including the exhibit hereto or any information included herein or therein) shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
4.1
Series 2025-1 Supplement, dated as of October 20, 2025, by and among Driven Brands Funding, LLC, as issuer, Driven Brands Canada Funding Corporation, as Canadian co-issuer, and Citibank, N.A., as trustee and Series 2025-1 securities intermediary

4.2
Second Amended and Restated Base Indenture, dated as of October 20, 2025, among Driven Brands Funding, LLC, as issuer, Driven Brands Canada Funding Corporation, as Canadian co-issuer, and Citibank, N.A., as trustee

10.1
Second Amended and Restated Management Agreement, dated as of October 20, 2025, among Driven Brands Funding, LLC, Driven Funding Holdco, LLC, certain subsidiaries of Driven Brands Funding, LLC party thereto, Take 5 LLC, Take 5 Oil Change, LLC, Driven Brands, Inc., as manager, and Citibank, N.A., as trustee

10.2
Amended and Restated Canadian Management Agreement, dated as of October 20, 2025, among Driven Brands Canada Funding Corporation, Driven Canada Funding HoldCo Corporation, certain subsidiaries of Driven Brands Canada Funding Corporation party thereto, Driven Brands Canada Shared Services Inc., as manager, and Citibank, N.A., as trustee

99.1	Driven Brands Holdings Inc. News Release dated October 21, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIVEN BRANDS HOLDINGS INC.

Date: October 21, 2025	By:	/s/ Scott O’Melia
	Name:	Scott O’Melia
	Title:	Executive Vice President, Chief Legal Officer